EXHIBIT 99.1

CONSENT OF PERSON ABOUT TO BECOME DIRECTOR

I hereby consent to my being named in the Registration Statement on Form F-4 of Innocoll Holdings Public Limited Company (the “Registrant”) as a person about to become a director of the Registrant upon consummation of the merger of Innocoll AG with and into the Company as described therein.

/s/ Anthony P. Zook
Name: Anthony P. Zook
December 10, 2015

CONSENT OF PERSON ABOUT TO BECOME DIRECTOR

I hereby consent to my being named in the Registration Statement on Form F-4 of Innocoll Holdings Public Limited Company (the “Registrant”) as a person about to become a director of the Registrant upon consummation of the merger of Innocoll AG with and into the Company as described therein.

/s/ Jonathan Symonds
Name: Jonathan Symonds
December 10, 2015

CONSENT OF PERSON ABOUT TO BECOME DIRECTOR

I hereby consent to my being named in the Registration Statement on Form F-4 of Innocoll Holdings Public Limited Company (the “Registrant”) as a person about to become a director of the Registrant upon consummation of the merger of Innocoll AG with and into the Company as described therein.

/s/ Shumeet Banerji
Name: Shumeet Banerji
December 10, 2015

CONSENT OF PERSON ABOUT TO BECOME DIRECTOR

I hereby consent to my being named in the Registration Statement on Form F-4 of Innocoll Holdings Public Limited Company (the “Registrant”) as a person about to become a director of the Registrant upon consummation of the merger of Innocoll AG with and into the Company as described therein.

/s/ A. James Culverwell
Name: A. James Culverwell
December 10, 2015

CONSENT OF PERSON ABOUT TO BECOME DIRECTOR

I hereby consent to my being named in the Registration Statement on Form F-4 of Innocoll Holdings Public Limited Company (the “Registrant”) as a person about to become a director of the Registrant upon consummation of the merger of Innocoll AG with and into the Company as described therein.

/s/ David R. Brennan
Name: David R. Brennan
December 10, 2015

CONSENT OF PERSON ABOUT TO BECOME DIRECTOR

I hereby consent to my being named in the Registration Statement on Form F-4 of Innocoll Holdings Public Limited Company (the “Registrant”) as a person about to become a director of the Registrant upon consummation of the merger of Innocoll AG with and into the Company as described therein.

/s/ Rolf D. Schmidt
Name: Rolf D. Schmidt
December 10, 2015

CONSENT OF PERSON ABOUT TO BECOME DIRECTOR

I hereby consent to my being named in the Registration Statement on Form F-4 of Innocoll Holdings Public Limited Company (the “Registrant”) as a person about to become a director of the Registrant upon consummation of the merger of Innocoll AG with and into the Company as described therein.

/s/ Joseph Wiley
Name: Joseph Wiley
December 10, 2015